SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/  /  Preliminary Proxy Statement         /  /  Confidential, for Use of the
/ /   Definitive Proxy Statement                Commission Only (as permitted
/X/   Definitive Additional Materials           By Rule 14A-6(e)(2))
/ /   Soliciting Material Pursuant
/ /   to Rule 14a-11(c) or Rule 14a-12

                                 WHX Corporation
              ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) AND 0-11.

     A.   Title of each class of securities to which transaction applied:

     B.   Aggregate number of securities to which transaction applies:

     C. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     D.   Proposed maximum aggregate value of transaction:

     E.   Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     A.   Amount Previously Paid:

     B.   Form, Schedule or Registration Statement No.:

     C.   Filing Party:

     D.   Date Filed:

 .RETURN ADDRESS
Proxy Services
51 Mercedes Way
Edgewood, NY  11717
 .TEXT
                                 WHX CORPORATION

                                                                November 3, 1999

Dear Fellow Stockholder:

                                     URGENT!

Our Special Meeting of Stockholders of WHX Corporation is only a few days away. Your Board of Directors recommends that stockholders vote in favor of all the proposals on the agenda.

TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of each proposal requires the affirmative vote of a majority of all outstanding shares, your vote on each proposal is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. We appreciate your following the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in our proxy solicitation, toll-free at 888-750-5834.

Very truly yours,

Ronald LaBow
Chairman

           TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                          AVAILABLE TO ASSIST YOU NOW!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8712, WHX Corporation.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

        Name:                               NA.1
        Broker:                             Broker
        Control Number:                     ControlNum
        Number of Shares:                   NumShares

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 WHX CORPORATION

                     Proxy - Special Meeting of Stockholders
                                November 8, 1999

The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders of WHX Corporation (the "Company") to be held on November 8, 1999 (the "Meeting") and the related Proxy Statement; (b) appoints Ronald LaBow and Martin L. Olshan or either of them as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), held of record by the undersigned on September 20, 1999 at the Meeting and at any adjournments or postponements thereof; and
(d) revokes any proxies previously given.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 through 3. The Proxies will use their discretion with regard to any matter referred to in item 4.

The Board of Directors recommends a Vote FOR Proposals 1 through 3.

1. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate the right of stockholders to call a special meeting of stockholders and to permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

2. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate stockholder action by written consent.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

3. To amend the Certificate of Incorporation to require, until June 30, 2001, an affirmative vote of 66-2/3% of the Voting Stock in order (a) to amend, repeal or adopt any provision inconsistent with any adopted amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend any provision of the By-Laws, and to adopt a corresponding amendment to the By-Laws with respect to By-Law amendments.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

4. To consider and transact such other business as may properly come before the Meeting or any adjournment.

(Signatures should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

 .RETURN ADDRESS
PROXYGRAM SERVICE
500 EIGHTH AVENUE
NEW YORK, NY  10018
 .TEXT
CONFIDENTIAL IDENTIFICATION NUMBER:  INC
(Your identification number is confidential. It is to assure the operator of your identity.)

                                 WHX CORPORATION

                                                                November 3, 1999

Dear Fellow Stockholder:

                                     URGENT!

Our Special Meeting of Stockholders of WHX Corporation is only a few days away. Your Board of Directors recommends that stockholders vote in favor of all the proposals on the agenda.

TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of each proposal requires the affirmative vote of a majority of all outstanding shares, your vote on each proposal is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. We appreciate your following the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in our proxy solicitation, toll-free at 888-750-5834.

Very truly yours,

Ronald LaBow
Chairman

           TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                          AVAILABLE TO ASSIST YOU NOW!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8711, WHX Corporation.

3.  State your name, address and telephone number.

4. State your confidential identification number, and number of shares as shown below:

    CONFIDENTIAL IDENTIFICATION NUMBER:  CIN
    NUMBER OF SHARES:  NumShares

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 WHX CORPORATION

                     Proxy - Special Meeting of Stockholders
                                November 8, 1999

The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders of WHX Corporation (the "Company") to be held on November 8, 1999 (the "Meeting") and the related Proxy Statement; (b) appoints Ronald LaBow and Martin L. Olshan or either of them as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), held of record by the undersigned on September 20, 1999 at the Meeting and at any adjournments or postponements thereof; and
(d) revokes any proxies previously given.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 through 3. The Proxies will use their discretion with regard to any matter referred to in item 4.

The Board of Directors recommends a Vote FOR Proposals 1 through 3.

1. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate the right of stockholders to call a special meeting of stockholders and to permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

2. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate stockholder action by written consent.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

3. To amend the Certificate of Incorporation to require, until June 30, 2001, an affirmative vote of 66-2/3% of the Voting Stock in order (a) to amend, repeal or adopt any provision inconsistent with any adopted amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend any provision of the By-Laws, and to adopt a corresponding amendment to the By-Laws with respect to By-Law amendments.

    (  ) FOR                  (  ) AGAINST                  (  ) ABSTAIN

4. To consider and transact such other business as may properly come before the Meeting or any adjournment.

(Signatures should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)